34. Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events
Subsequent Events
34.1.	15th issuance of debentures

On December 15, 2017, the Board of Directors approved the 15th issuance of a single serie of debentures, non-convertible into shares and unsecured. On January 15, 2018, 800,000 debentures were issued with a unitary value of R$ 1,000 and a total value of R$ 800. The debentures will have a term of 3 years as from the issuance date.

34.2	Interest on own capital

On March 26, 2018, the Board of Directors approved the payment of interest on own capital for the year ended December 31, 2017, for an amount of R$91, corresponding to R$0,354066288 per preferred share and R$0,321878444 per common share, which will be paid on May 25, 2018, for an amount net of withholding taxes of R$77.